Exhibit 32.1
CERTIFICATION
The undersigned certify pursuant to 18 U.S.C. § 1350, that:
(1) The accompanying Annual Report on Form 10-K for the period ended August 28, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the accompanying Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2011	/s/ Michael J. Pudil
Chief Executive Officer

Date: November 17, 2011	/s/ Paul D. Sheely
Chief Financial Officer